POWER OF ATTORNEY

The undersigned, an officer and/or director of ELECTRO SCIENTIFIC INDUSTRIES, INC. (the “Company”), appoints PAUL OLDHAM and KERRY MUSTOE his or her true and lawful attorney and agent to do any and all acts and things and execute in his or her name (whether on behalf of the Company or as an officer or director of the Company) any and all instruments which the attorney may deem necessary or advisable in order to enable the Company to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission, in connection with the registration and issuance under the Securities Act of 1933, as amended, of Common Stock of the Company pursuant to the Company’s 2004 Stock Incentive Plan and 1990 Employee Stock Purchase Plan.

This Power of Attorney specifically includes, without limitation, power and authority to sign on behalf of the undersigned (whether on behalf of the Company or as an officer or director of the Company) one or more Registration Statements on Form S-8 and any amendments (including any post-effective amendments) or applications for amendment in respect to such Registration Statements or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that the attorney shall do or cause to be done by virtue hereof.

DATED:	September 30, 2014

/s/ Edward C. Grady
Signature

Edward C. Grady

POWER OF ATTORNEY

The undersigned, an officer and/or director of ELECTRO SCIENTIFIC INDUSTRIES, INC. (the “Company”), appoints EDWARD C. GRADY, PAUL OLDHAM and KERRY MUSTOE his or her true and lawful attorney and agent to do any and all acts and things and execute in his or her name (whether on behalf of the Company or as an officer or director of the Company) any and all instruments which the attorney may deem necessary or advisable in order to enable the Company to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission, in connection with the registration and issuance under the Securities Act of 1933, as amended, of Common Stock of the Company pursuant to the Company’s 2004 Stock Incentive Plan and 1990 Employee Stock Purchase Plan.

This Power of Attorney specifically includes, without limitation, power and authority to sign on behalf of the undersigned (whether on behalf of the Company or as an officer or director of the Company) one or more Registration Statements on Form S-8 and any amendments (including any post-effective amendments) or applications for amendment in respect to such Registration Statements or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that the attorney shall do or cause to be done by virtue hereof.

DATED:	September 30, 2014

/s/ Frederick A. Ball
Signature

Frederick A. Ball

POWER OF ATTORNEY

The undersigned, an officer and/or director of ELECTRO SCIENTIFIC INDUSTRIES, INC. (the “Company”), appoints EDWARD C. GRADY, PAUL OLDHAM and KERRY MUSTOE his or her true and lawful attorney and agent to do any and all acts and things and execute in his or her name (whether on behalf of the Company or as an officer or director of the Company) any and all instruments which the attorney may deem necessary or advisable in order to enable the Company to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission, in connection with the registration and issuance under the Securities Act of 1933, as amended, of Common Stock of the Company pursuant to the Company’s 2004 Stock Incentive Plan and 1990 Employee Stock Purchase Plan.

This Power of Attorney specifically includes, without limitation, power and authority to sign on behalf of the undersigned (whether on behalf of the Company or as an officer or director of the Company) one or more Registration Statements on Form S-8 and any amendments (including any post-effective amendments) or applications for amendment in respect to such Registration Statements or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that the attorney shall do or cause to be done by virtue hereof.

DATED:	September 30, 2014

/s/ Richard J. Faubert
Signature

Richard J. Faubert

POWER OF ATTORNEY

The undersigned, an officer and/or director of ELECTRO SCIENTIFIC INDUSTRIES, INC. (the “Company”), appoints EDWARD C. GRADY, PAUL OLDHAM and KERRY MUSTOE his or her true and lawful attorney and agent to do any and all acts and things and execute in his or her name (whether on behalf of the Company or as an officer or director of the Company) any and all instruments which the attorney may deem necessary or advisable in order to enable the Company to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission, in connection with the registration and issuance under the Securities Act of 1933, as amended, of Common Stock of the Company pursuant to the Company’s 2004 Stock Incentive Plan and 1990 Employee Stock Purchase Plan.

This Power of Attorney specifically includes, without limitation, power and authority to sign on behalf of the undersigned (whether on behalf of the Company or as an officer or director of the Company) one or more Registration Statements on Form S-8 and any amendments (including any post-effective amendments) or applications for amendment in respect to such Registration Statements or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that the attorney shall do or cause to be done by virtue hereof.

DATED:	September 30, 2014

/s/ Barry L. Harmon
Signature

Barry L. Harmon

POWER OF ATTORNEY

The undersigned, an officer and/or director of ELECTRO SCIENTIFIC INDUSTRIES, INC. (the “Company”), appoints EDWARD C. GRADY, PAUL OLDHAM and KERRY MUSTOE his or her true and lawful attorney and agent to do any and all acts and things and execute in his or her name (whether on behalf of the Company or as an officer or director of the Company) any and all instruments which the attorney may deem necessary or advisable in order to enable the Company to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission, in connection with the registration and issuance under the Securities Act of 1933, as amended, of Common Stock of the Company pursuant to the Company’s 2004 Stock Incentive Plan and 1990 Employee Stock Purchase Plan.

This Power of Attorney specifically includes, without limitation, power and authority to sign on behalf of the undersigned (whether on behalf of the Company or as an officer or director of the Company) one or more Registration Statements on Form S-8 and any amendments (including any post-effective amendments) or applications for amendment in respect to such Registration Statements or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that the attorney shall do or cause to be done by virtue hereof.

DATED:	September 30, 2014

/s/ David Nierenberg
Signature

David Nierenberg

POWER OF ATTORNEY

The undersigned, an officer and/or director of ELECTRO SCIENTIFIC INDUSTRIES, INC. (the “Company”), appoints EDWARD C. GRADY, PAUL OLDHAM and KERRY MUSTOE his or her true and lawful attorney and agent to do any and all acts and things and execute in his or her name (whether on behalf of the Company or as an officer or director of the Company) any and all instruments which the attorney may deem necessary or advisable in order to enable the Company to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission, in connection with the registration and issuance under the Securities Act of 1933, as amended, of Common Stock of the Company pursuant to the Company’s 2004 Stock Incentive Plan and 1990 Employee Stock Purchase Plan.

This Power of Attorney specifically includes, without limitation, power and authority to sign on behalf of the undersigned (whether on behalf of the Company or as an officer or director of the Company) one or more Registration Statements on Form S-8 and any amendments (including any post-effective amendments) or applications for amendment in respect to such Registration Statements or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that the attorney shall do or cause to be done by virtue hereof.

DATED:	September 30, 2014

/s/ Jon D. Tompkins
Signature

Jon D. Tompkins

POWER OF ATTORNEY

The undersigned, an officer and/or director of ELECTRO SCIENTIFIC INDUSTRIES, INC. (the “Company”), appoints EDWARD C. GRADY, PAUL OLDHAM and KERRY MUSTOE his or her true and lawful attorney and agent to do any and all acts and things and execute in his or her name (whether on behalf of the Company or as an officer or director of the Company) any and all instruments which the attorney may deem necessary or advisable in order to enable the Company to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission, in connection with the registration and issuance under the Securities Act of 1933, as amended, of Common Stock of the Company pursuant to the Company’s 2004 Stock Incentive Plan and 1990 Employee Stock Purchase Plan.

This Power of Attorney specifically includes, without limitation, power and authority to sign on behalf of the undersigned (whether on behalf of the Company or as an officer or director of the Company) one or more Registration Statements on Form S-8 and any amendments (including any post-effective amendments) or applications for amendment in respect to such Registration Statements or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that the attorney shall do or cause to be done by virtue hereof.

DATED:	September 30, 2014

/s/ Robert R. Walker
Signature

Robert R. Walker

POWER OF ATTORNEY

The undersigned, an officer and/or director of ELECTRO SCIENTIFIC INDUSTRIES, INC. (the “Company”), appoints EDWARD C. GRADY, PAUL OLDHAM and KERRY MUSTOE his or her true and lawful attorney and agent to do any and all acts and things and execute in his or her name (whether on behalf of the Company or as an officer or director of the Company) any and all instruments which the attorney may deem necessary or advisable in order to enable the Company to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission, in connection with the registration and issuance under the Securities Act of 1933, as amended, of Common Stock of the Company pursuant to the Company’s 2004 Stock Incentive Plan and 1990 Employee Stock Purchase Plan.

This Power of Attorney specifically includes, without limitation, power and authority to sign on behalf of the undersigned (whether on behalf of the Company or as an officer or director of the Company) one or more Registration Statements on Form S-8 and any amendments (including any post-effective amendments) or applications for amendment in respect to such Registration Statements or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that the attorney shall do or cause to be done by virtue hereof.

DATED:	September 30, 2014

/s/ Richard Wills
Signature

Richard Wills